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                                                                    Exhibit 32.1

                                  CERTIFICATION

In connection with the Annual Report of Aceto Corporation, a New York corporation (the "Company"), on Form 10-K for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leonard S. Schwartz, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Leonard S. Schwartz
-----------------------
    Chairman, President and Chief Executive Officer
   (Principal Executive Officer)
    September 6, 2007